Exhibit 10.1

FIRST AMENDMENT
TO
CREDIT AGREEMENT

First Amendment dated as of March 21, 2006 to Credit Agreement (the “First Amendment”), by and among KEANE, INC., a Massachusetts corporation (the “Borrower”) and BANK OF AMERICA, N.A. and the other lending institutions listed on Schedule 2.01 to the Credit Agreement (as hereinafter defined) (the “Lenders”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), amending certain provisions of the Credit Agreement dated as of September 15, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Keybank National Association, as Syndication Agent and Wachovia Bank, National Association, as Documentation Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendment to §7.02 of the Credit Agreement. Section 7.02 of the Credit Agreement is hereby amended by (i) deleting paragraph (k) therein in its entirety and substituting therefor the following new paragraph (k): “(k)  Guarantees permitted by Section 7.03 (other than Guarantees of Swap Contracts of a Subsidiary which is not a Guarantor pursuant to Section 7.03(d) hereof)”; (ii) deleting the period at the end of paragraph (l) therein and substituting therefor “; and”; and (iii) adding a new paragraph (m) in the appropriate alphabetical order: “(m)  Guarantees of obligations of any Subsidiary that is not a Guarantor arising under Swap Contracts pursuant to Section 7.03(d) in an amount not exceeding $20,000,000 in the aggregate at any time outstanding.”

§2. Conditions to Effectiveness. This First Amendment shall not become effective until the Administrative Agent receives a counterpart of this First Amendment, executed by the Borrower, the Required Lenders and the Guarantors.

§3. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit

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Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended by this First Amendment) and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower.

§4. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement , the other Loan Documents (which, for the avoidance of doubt, shall included the Guaranty)  and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Administrative Agent or the Lenders consequent thereon.

§6. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

KEANE, INC., as Borrower

By:	/s/ JOHN J. LEAHY
John J. Leahy
Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ TAMISHA EASON
Name: Tamisha Eason
Title: Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ WILLIAM S. ROWE
Name: William S. Rowe
Title: Principal

KEYBANK NATIONAL ASSOCIATION, as a Lender and as Syndication Agent

By:	/s/ DANIEL DIMARCO
Name: Daniel DiMarco
Title: Assistant Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and as Documentation Agent

By:	/s/ KAREN H. MCCLAIN
Name: Karen H. McClain
Title: Managing Director

SOVEREIGN BANK, as a Lender

By:	/s/ GREG BATSEVITSKY
Name: Greg Batsevitsky
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ DAN LOBDELL
Name: Dan Lobdell
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ JORDAN FRAGIACOMO
Name: Jordan Fragiacomo
Title: Vice President

CITICORP USA, INC., as a Lender

By:	/s/ ROSS LEVITSKY
Name: Ross Levitsky
Title: Director/Vice President

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RATIFICATION OF GUARANTY

Each of the undersigned guarantors (the “Guarantors”) hereby acknowledges and consents to the foregoing First Amendment as of March 21, 2006, and agrees that the Guaranty dated as of September 15, 2005 from each Guarantor to the Administrative Agent and each Lender remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.

KEANE FEDERAL SYSTEMS, INC.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

ANSTEC, INC.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

CRESTA TESTING, INC.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

KEANE DELAWARE CORP.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

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KEANE GENERAL PARTNERSHIP
By: Keane, Inc., Managing General Partner

By:	/s/ JOHN J. LEAHY
John J. Leahy, Senior Vice President of Finance and Administration and Chief Financial Officer

By: Keane Delaware Corp., as General Partner

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

KEANE MASSACHUSETTS LLC

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

KEANE SECURITIES CORPORATION

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

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KEANE INDIA HOLDINGS, INC.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

NETNUMINA SOLUTIONS, INC.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

KEANE CARE, INC.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer

DATASKILLS, INC.

By:	/s/ JOHN J. LEAHY
John J. Leahy, Treasurer